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     SUPPLEMENT DATED JUNE 3, 2009 TO THE PROSPECTUSES DATED MAY 1, 2009 OF
                 SELIGMAN HIGH-YIELD FUND (THE "SELIGMAN FUND"),
                  A SERIES OF SELIGMAN HIGH INCOME FUND SERIES

At a Special Meeting of Shareholders held on June 2, 2009, shareholders who owned shares of the Seligman Fund on April 3, 2009 approved the merger of the Seligman Fund into RiverSource High Yield Bond Fund (the "RiverSource Fund"), a fund that seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth. It is anticipated that the merger of the Seligman Fund into the RiverSource Fund will occur in the third quarter of 2009.